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Exhibit 10.1

FIRST AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "First Amendment") is entered into as of May 31, 2002 by and among F.A.O., Inc., a California corporation ("Parent"), FAO Schwarz, Inc., a Delaware corporation ("Schwarz"), ZB Company, Inc., a Delaware corporation ("ZB", and jointly, severally, and jointly and severally with Parent and Schwarz, "Borrowers"), the financial institutions from time to time party to the Loan Agreement referred to below (the "Lenders") and Wells Fargo Retail Finance, LLC, as Agent for the Lenders (in such capacity, "Agent").

RECITALS

        Borrowers, Agent and the Lenders have entered into the Amended and Restated Loan and Security Agreement dated as of April 30, 2002, (as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders and Agent have agreed to make certain revolving credit advances and other financial accommodations to Borrowers.

        Borrowers have requested an amendment to the Loan Agreement to extend the term of the Loan Agreement. The Lenders and Agent are willing to amend the Loan Agreement on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows.

        1.    Amendment to the Loan Agreement.    Section 3.4 of the Loan Agreement is hereby amended by deleting the words "October 6, 2004" in such Section 3.4 and inserting in lieu thereof the words "April 30, 2005".

        2.    Conditions Precedent to First Amendment.    The satisfaction of each of the following, unless waived or deferred by Agent, in its sole discretion, shall constitute conditions precedent to the effectiveness of this First Amendment and each and every provision hereof:

          (a)  Agent shall have received each of the following documents, each such document in form and substance reasonably satisfactory to Agent, duly executed and in full force and effect:

            (i)    this First Amendment, fully executed by each of the parties hereto; and

            (ii)  such other instruments, certificates or documents as Agent shall reasonably request, each of which shall be in form and substance satisfactory to Agent, for the purpose of implementing or effectuating the provisions of the Loan Agreement, as amended hereby, and the other Loan Documents.

          (b)  The representations and warranties in this First Amendment, the Loan Agreement as amended hereby and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          (c)  No Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

          (d)  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against either Borrower or Agent; and

          (e)  Agent shall have received payment in full of its out-of pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this First Amendment.

        3.    Representations and Warranties.    Each Borrower hereby represents and warrants to Agent that (a) the execution, delivery, and performance of this First Amendment and the Loan Agreement are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this First Amendment and the Loan Agreement constitute such Borrower's legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms; (c) this First Amendment has been duly executed and delivered by such Borrower; (d) the Borrowers are in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, as previously amended and as amended hereby, on their part to be observed or performed on or prior to the date hereof; and (e) except as expressly waived hereby, no Event of Default has occurred and is continuing.

        4.    Reaffirmation.    Each Borrower further reaffirms all of its obligations, as amended hereby, under the Loan Agreement, as amended hereby, and the other Loan Documents.

        5.    Effect on Loan Agreement.    The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this First Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent under the Loan Agreement, as in effect prior to the date hereof.

        6.    Further Assurances.    Borrowers shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by Agent, for its benefit and the ratable benefit of the Lenders, and to fully consummate the transactions contemplated under this First Amendment and the Loan Agreement, as amended hereby.

        7.    No Novation; Entire Agreement.    This First Amendment evidences solely the amendment of the terms and provisions of Borrowers' obligations under the Loan Agreement and is not a novation or discharge thereof. There are no other understandings, express or implied, among Agent and Borrowers regarding the subject matter hereof.

        8.    Choice of Law.    The validity of this First Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws principals.

        9.    Counterparts; Telefacsimile Execution.    This First Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by telefacsimile shall be as effective as delivery of a manually executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by telefacsimile also shall deliver a manually executed counterpart of this First Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

        10.    Definitions and Construction.

          (a)  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended hereby.

          (b)  This First Amendment is a Loan Document. This First Amendment and the Loan Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this First Amendment shall supersede and control the terms, provisions and conditions of the Loan Agreement. Upon and after the effectiveness of this First Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (c)  Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby and shall continue in full force and effect and are hereby in all respects ratified and confirmed, and the Loan Agreement and other Loan Documents, as amended hereby, constitute the legal, valid, binding and enforceable obligations of Borrowers to Agent.

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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be executed as of the date first above written.

BORROWERS:
F.A.O., INC.
By:	/s/ JERRY R. WELCH Jerry R. Welch President and Chief Executive Officer
ZB COMPANY, INC.
By:	/s/ JERRY R. WELCH Jerry R. Welch President and Chief Executive Officer
FAO SCHWARZ, INC.
By:	/s/ JERRY R. WELCH Jerry R. Welch President and Chief Executive Officer
LENDERS:
WELLS FARGO RETAIL FINANCE, LLC, as Agent and a Lender
By:	/s/ PATRICK J. NORTON Patrick J. Norton, Vice President
LASALLE BUSINESS CREDIT, INC.
By:	/s/ WILLIAM STAPEL William Stapel, First Vice President
ORIX FINANCIAL SERVICES, INC.
By:	/s/ THOMAS WATSON Thomas Watson, Vice President

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  Exhibit 10.1